Banc of America Securities [GRAPHIC OMITTED][GRAPHIC OMITTED]
                                 RASC 2003-KS10
                                 MORTGAGE LOANS
                            COLLATERAL SUMMARY REPORT



Banc of America Securities
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.








                                      GROUP II MORTGAGE LOANS
SUMMARY                                                               TOTAL           MINIMUM         MAXIMUM
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                   $1,137,292,778.10
Number of Loans                                                       8,114

Average Current Loan Balance                                    $140,164.26        $17,000.00     $600,000.00
(1) Weighted Average Original Loan-to-Value Ratio                    81.97%            11.00%          95.00%
(1) Weighted Average Mortgage Rate                                    7.11%             4.48%          11.75%
(1) Weighted Average Net Mortgage Rate                                6.59%             3.90%          11.17%
(1) Weighted Average Note Margin                                      6.97%             3.63%          11.63%
(1) Weighted Average Maximum Mortgage Rate                           13.47%            10.48%          18.25%
(1) Weighted Average Minimum Mortgage Rate                            7.32%             4.00%          11.75%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 27                 1              38
(1) Weighted Average Remaining Term to Maturity (months)                360               334             360
(1) (2) Weighted Average Credit Score                                   617               350             814
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) 99.89% of the Group II Mortgage Loans have Credit Scores.
--------------------------------------------------------------------------------------------------------------

                                                                                    PERCENT OF CUT-OFF DATE
                                              RANGE                                    PRINCIPAL BALANCE
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single-family detached                          82.60%
                                              Planned Unit Developments
                                              (detached)                                       6.58%
                                              Two- to four- family units                       3.98%
                                              Condo Low-Rise (less than 5
                                              stories)                                         3.44%
                                              Planned Unit Developments
                                              (attached)                                       1.86%
                                              Townhouse                                        0.78%
                                              Manufactured Home                                0.68%
                                              Condo High-Rise (9 stories or more)              0.05%
                                              Condo Mid-Rise (5 to 8 stories)                  0.04%


         Occupancy Status                     Primary Residence                               93.20%
                                              Non Owner-occupied                               6.08%
                                              Second/Vacation                                  0.72%

         Documentation Type                   Full Documentation                              79.49%
                                              Reduced Documentation                           20.51%


         Loans with Prepayment Penalties                                                      69.88%

         Loans serviced by HomeComings                                                        92.78%
--------------------------------------------------------------------------------------------------------------







1. ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES - GROUP I

======================================================================================
                    NUMBER

                      OF                 PERCENT    AVERAGE  WEIGHTED    WEIGHTED
RANGE OF ORIGINAL  MORTGAGE   PRINCIPAL     OF     PRINCIPAL AVERAGE      AVERAGE
MORTGAGE LOAN        LOANS     BALANCE   PRINCIPAL  BALANCE    FICO    LOAN-TO-VALUE
PRINCIPAL BALANCES                        BALANCE                          RATIO
======================================================================================
======================================================================================
$1 - $50,000             976 $29,530,096     4.54%   $30,256      619          86.46%
======================================================================================
======================================================================================
$50,001 - $100,000     1,579 117,449,009     18.07    74,382      627           78.39
======================================================================================
======================================================================================
$100,001 -             1,070 131,142,132     20.18   122,563      632           78.36
$150,000
======================================================================================
======================================================================================
$150,001 -               644 111,238,375     17.11   172,730      644           79.28
$200,000
======================================================================================
======================================================================================
$200,001 -               416  93,388,795     14.37   224,492      653           78.83
$250,000
======================================================================================
======================================================================================
$250,001 -               249  68,449,190     10.53   274,896      656           80.56
$300,000
======================================================================================
======================================================================================
$300,001 -               121  39,023,658      6.00   322,510      659           82.68
$350,000
======================================================================================
======================================================================================
$350,001 -                82  30,853,251      4.75   376,259      664           79.79
$400,000
======================================================================================
======================================================================================
$400,001 -                34  14,358,510      2.21   422,309      675           78.16
$450,000
======================================================================================
======================================================================================
$450,001 -                24  11,444,786      1.76   476,866      698           76.78
$500,000
======================================================================================
======================================================================================
$500,001 -                 2   1,062,000      0.16   531,000      677           84.18
$550,000
======================================================================================
======================================================================================
$550,001 -                 1     590,400      0.09   590,400      758           80.00
$600,000
======================================================================================
======================================================================================
$700,001 -                 2   1,470,000      0.23   735,000      666           74.39
$750,000
======================================================================================
======================================================================================
TOTAL:                 5,200 $650,000,202  100.00%  $125,000      644          79.49%
======================================================================================









2. ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES - GROUP II

========================================================================================
                    NUMBER
                                           PERCENT
RANGE OF ORIGINAL     OF                      OF     AVERAGE  WEIGHTED WEIGHTED AVERAGE
MORTGAGE LOAN      MORTGAGE    PRINCIPAL   PRINCIPAL PRINCIPALAVERAGE   LOAN-TO-VALUE
PRINCIPAL BALANCES   LOANS      BALANCE     BALANCE  BALANCE    FICO        RATIO
========================================================================================
========================================================================================
$1 - $50,000             302   $12,595,096     1.11%  $41,706      590           72.85%
========================================================================================
========================================================================================
$50,001 - $100,000     2,634   201,891,964     17.75   76,648      607            80.26
========================================================================================
========================================================================================
$100,001 -             2,275   280,694,228     24.68  123,382      614            82.32
$150,000
========================================================================================
========================================================================================
$150,001 -             1,387   240,472,004     21.14  173,376      617            82.26
$200,000
========================================================================================
========================================================================================
$200,001 -               790   177,302,086     15.59  224,433      619            82.08
$250,000
========================================================================================
========================================================================================
$250,001 -               415   113,721,563     10.00  274,028      628            83.03
$300,000
========================================================================================
========================================================================================
$300,001 -               174    56,493,695      4.97  324,676      628            84.11
$350,000
========================================================================================
========================================================================================
$350,001 -               101    37,817,203      3.33  374,428      634            83.20
$400,000
========================================================================================
========================================================================================
$400,001 -                22     9,372,882      0.82  426,040      647            81.22
$450,000
========================================================================================
========================================================================================
$450,001 -                10     4,725,807      0.42  472,581      648            83.58
$500,000
========================================================================================
========================================================================================
$500,001 -                 2     1,034,250      0.09  517,125      638            74.94
$550,000
========================================================================================
========================================================================================
$550,001 -                 2     1,172,000      0.10  586,000      635            77.90
$600,000
========================================================================================
========================================================================================
TOTAL:                 8,114 $1,137,292,778  100.00% $140,164      617           81.97%
========================================================================================









3. ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES - GROUP II-A

======================================================================================
RANGE OF ORIGINAL   NUMBER
                                         PERCENT                         WEIGHTED
MORTGAGE LOAN         OF                    OF      AVERAGE  WEIGHTED     AVERAGE
PRINCIPAL BALANCES MORTGAGE   PRINCIPAL  PRINCIPAL PRINCIPAL AVERAGE   LOAN-TO-VALUE
                     LOANS     BALANCE    BALANCE   BALANCE    FICO        RATIO
======================================================================================
======================================================================================
$1 - $50,000               1     $40,800     0.01%   $40,800      624          85.00%
======================================================================================
======================================================================================
$50,001 - $100,000     1,311 103,030,959     18.12    78,590      610           79.94
======================================================================================
======================================================================================
$100,001 -             1,242 153,175,756     26.94   123,330      616           82.46
$150,000
======================================================================================
======================================================================================
$150,001 -               770 133,611,878     23.50   173,522      617           82.35
$200,000
======================================================================================
======================================================================================
$200,001 -               443  99,299,996     17.46   224,153      619           82.44
$250,000
======================================================================================
======================================================================================
$250,001 -               224  61,331,315     10.79   273,801      628           83.24
$300,000
======================================================================================
======================================================================================
$300,001 -                53  16,649,763      2.93   314,146      627           84.16
$350,000
======================================================================================
======================================================================================
$350,001 -                 4   1,505,909      0.26   376,477      659           83.36
$400,000
======================================================================================
======================================================================================
TOTAL:                 4,048 $568,646,376  100.00%  $140,476      617          82.11%
======================================================================================













4. ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES - GROUP II-B

======================================================================================
RANGE OF ORIGINAL   NUMBER
                                         PERCENT                         WEIGHTED
MORTGAGE LOAN         OF                    OF      AVERAGE  WEIGHTED     AVERAGE
PRINCIPAL BALANCES MORTGAGE   PRINCIPAL  PRINCIPAL PRINCIPAL AVERAGE   LOAN-TO-VALUE
                     LOANS     BALANCE    BALANCE   BALANCE    FICO        RATIO
======================================================================================
======================================================================================
$1 - $50,000             301 $12,554,296     2.21%   $41,709      590          72.81%
======================================================================================
======================================================================================
$50,001 - $100,000     1,323  98,861,005     17.39    74,725      605           80.59
======================================================================================
======================================================================================
$100,001 -             1,033 127,518,473     22.42   123,445      612           82.15
$150,000
======================================================================================
======================================================================================
$150,001 -               617 106,860,125     18.79   173,193      616           82.15
$200,000
======================================================================================
======================================================================================
$200,001 -               347  78,002,090     13.72   224,790      619           81.61
$250,000
======================================================================================
======================================================================================
$250,001 -               191  52,390,248      9.21   274,294      628           82.77
$300,000
======================================================================================
======================================================================================
$300,001 -               121  39,843,933      7.01   329,289      628           84.09
$350,000
======================================================================================
======================================================================================
$350,001 -                97  36,311,294      6.39   374,343      633           83.20
$400,000
======================================================================================
======================================================================================
$400,001 -                22   9,372,882      1.65   426,040      647           81.22
$450,000
======================================================================================
======================================================================================
$450,001 -                10   4,725,807      0.83   472,581      648           83.58
$500,000
======================================================================================
======================================================================================
$500,001 -                 2   1,034,250      0.18   517,125      638           74.94
$550,000
======================================================================================
======================================================================================
$550,001 -                 2   1,172,000      0.21   586,000      635           77.90
$600,000
======================================================================================
======================================================================================
TOTAL:                 4,066 $568,646,402  100.00%  $139,854      617          81.83%
======================================================================================




